UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

January 13, 2012

Date of Report (Date of earliest event reported)

AgFeed Industries, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33674	20-2597168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

744 Horizon Court, Suite 350 Grand Junction, Colorado		81506
(Address of principal executive offices)		(Zip Code)

(970) 245-9410 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2012, Glenn McClelland resigned as Chief Operating Officer of AgFeed Industries, Inc. (the “Company”). Additionally, on January 16, 2012, Raymond M. Cesca resigned as President of the Company. Mr. Cesca, who had been primarily involved in developing the Company’s global market initiative, will be transitioning to a consultant relationship with the Company and will continue to focus on its global market and sourcing plans.

All of the Company’s other key operating management remain in place.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGFEED INDUSTRIES, INC.

Dated: January 20, 2012

	By:	/s/ K. Ivan F. Gothner
K. Ivan F. Gothner
Chairman of the Board and Interim Chief Executive Officer

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